Exhibit 99.40

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
          Series 1998-12B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.444418
                                                         ---------------------
       Weighted average maturity                                       352.82
                                                         ---------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
            Principal Per      Prepayments Per Interest Per
      Class  Certificate         Certificate    Certificate   Payout Rate
      -----  -----------         -----------    -----------   -----------
       PO2  $    0.96392304   $  0.05708824  $  0.00000000   % 0.00000000
       2A1  $    0.00000000   $  0.00000000  $  5.50000000   % 6.60000000
       2A2  $    0.00000000   $  0.00000000  $  5.45833348   % 6.55000017
       2A3  $    0.00000000   $  0.00000000  $  5.62499772   % 6.74999755
       2A4  $   46.70996196   $ 45.15710953  $  4.03847660   % 5.56249991
       2A5  $   46.70996199   $ 45.15710942  $  9.18865459   %12.65623040
       2A6  $   46.70996124   $ 45.15711025  $  5.44513781   % 7.50000100
       2A7  $    0.00000000   $  0.00000000  $  0.00000000   % 0.00000000
       2A8  $    0.00000000   $  0.00000000  $  5.75263430   % 6.74999989
       2A9  $    0.00000000   $  0.00000000  $  5.62500000   % 6.75000000
       2R   $    0.00000000   $  0.00000000  $  5.60000000   % 6.72000000
       2RL  $    0.00000000   $  0.00000000  $  5.60000000   % 6.72000000
       2M   $    0.77291655   $  0.00000000  $  5.60795031   % 6.75000157
       2B1  $    0.77291611   $  0.00000000  $  5.60794940   % 6.75000046
       2B2  $    0.77292135   $  0.00000000  $  5.60795256   % 6.75000426
       2B3  $    0.77292135   $  0.00000000  $  5.60795256   % 6.75000426
       2B4  $    0.77291771   $  0.00000000  $  5.60795511   % 6.75000741
       2B5  $    0.77291834   $  0.00000000  $  5.60794901   % 6.75000004

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       2A8             $       5,568.55

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            36,713.91
                                                               -----------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       179,464,021.67
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 567
                                                               ----------------
      3.
      Beginning Aggregate Class  Ending Aggregate       Ending
        Certificate Principal   Class Certificate Single Certificate
Class          Balance          Principal Balance      Balance           Cusip
-----          -------          -----------------      -------           -----
PO2   $         113,595.92  $          113,485.99 $            995.19
2A1   $      42,800,000.00  $       42,800,000.00 $          1,000.00  36157RMH5
2A2   $      23,450,000.00  $       23,450,000.00 $          1,000.00  36157RMJ1
2A3   $       1,645,925.93  $        1,645,925.93 $          1,000.00  36157RMK8
2A4   $      60,689,319.84  $       57,435,503.90 $            824.51  36157RML6
2A5   $      11,688,313.45  $       11,061,652.60 $            824.51  36157RMM4
2A6   $       4,045,954.66  $        3,829,033.59 $            824.51  36157RMN2
2A7   $               0.00  $                0.00 $              0.00  36157RMP7
2A8   $         989,964.46  $          995,533.01 $          1,028.44  36157RMQ5
2A9   $      31,800,000.00  $       31,800,000.00 $          1,000.00  36157RMR3
SUP2  $     178,241,740.96  $      174,148,621.59 $            893.62
2R    $             100.00  $              100.00 $          1,000.00  36157RMV4
2RL   $             100.00  $              100.00 $          1,000.00  36157RMW2
2M    $       3,691,775.14  $        3,688,913.03 $            996.20  36157RMS1
2B1   $       1,497,447.01  $        1,496,286.09 $            996.20  36157RMT9
2B2   $         798,571.94  $          797,952.83 $            996.20  36157RMU6
2B3   $         798,571.94  $          797,952.83 $            996.20  36157RPB5
2B4   $         399,784.45  $          399,474.51 $            996.20  36157RPC3
2B5   $         798,652.44  $          798,033.28 $            996.20  36157RPD1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              2        Principal Balance    $      517,788.73
                                --------                            ------------
       2.   60-89 days
            Number              0        Principal Balance    $            0.00
                                --------                            ------------
       3.   90 days or more
            Number              0        Principal Balance    $            0.00
                                --------                            ------------
       4.   In Foreclosure
            Number              0        Principal Balance    $            0.00
                                --------                            ------------
       5.   Real Estate Owned
            Number              0        Principal Balance    $            0.00
                                --------                            ------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 2A4             %               5.56249991
                 2A5             %              12.65623040
                 2A6             %               7.50000100

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------